Exhibit 99.1

NEOFORMA FILES FORM 10-Q FOR FIRST QUARTER 2003

Company defers recognition of $700,000 in revenue until later in 2003

SAN JOSE, CA – May 15, 2003 – Neoforma, Inc. (Nasdaq: NEOF) has filed its Form 10-Q with the Securities and Exchange Commission for the first quarter ended March 31, 2003. On April 29, 2003, the Company announced its unaudited financial results for the first quarter, including recognition of $3.3 million in revenue on a generally accepted accounting principles (GAAP) basis and $20.3 million in revenue on an adjusted basis, excluding the application of Emerging Issues Task Force Abstract No. 01-9 (EITF No. 01-9). After further review, Neoforma decided to defer $700,000 of the $18.0 million in marketplace fees it received from Novation during the quarter, reducing the Company’s previously announced revenue on both a GAAP basis and an adjusted basis by this $700,000. This revenue deferral did not affect Neoforma’s total cash flow. The full $18.0 million was paid to Neoforma during the quarter, as Neoforma achieved the performance criteria required under the terms of its agreement with Novation, and the payment is not refundable to Novation. The Company’s expectations for total revenue from Novation during fiscal 2003 remain unchanged.

Neoforma is a leading supply chain solutions provider for the healthcare industry. The Company is entering its fourth year of a 10-year exclusive outsourcing agreement with Novation, under which Neoforma provides supply chain solutions to VHA Inc. and University HealthSystem Consortium (UHC) member hospitals and receives payment from Novation on their behalf. Under the terms of the agreement, the payments from Novation are based on the achievement of certain performance criteria and are subject to quarterly maximums. In the first quarter of 2003, Neoforma exceeded the performance criteria required to earn the quarterly maximum payment from Novation, resulting in the cash payment of $18.0 million to Neoforma from Novation. Of this $18.0 million, Neoforma has deferred the recognition of $700,000 as revenue until later in 2003.

This deferral is due to a change in the manner in which Neoforma accounts for payments from Novation for the services provided to Novation and the member hospitals of VHA and UHC. Prior to 2003, Neoforma accounted for these payments based on its performance in each specific quarter. In 2002 and earlier, Neoforma had considerable execution risk of achieving the performance criteria required to earn the quarterly maximum payments from Novation. In 2003, however, based on the operational results, growth of marketplace volume and trends in recent quarters, the Company believes it is significantly more likely to achieve the performance criteria required to earn the maximum payments in every quarter. As a result, for 2003, the revenue from Novation in each quarter will be recognized on a straight-line basis. Using the most conservative estimates currently available for the criteria on which the full year quarterly maximum payments are based, Neoforma has recognized $17.3 million in revenue from Novation in the first quarter of 2003. Per the terms of the agreement, the quarterly maximum payments for the second half of 2003 will be updated in the third quarter to reflect the expected full year performance.

As previously discussed and disclosed, Neoforma expects the payments received from Novation in 2003 to be equal to or slightly greater than the payments it received from Novation in full year 2002. Beginning in 2003, Neoforma also will receive incremental payments from suppliers who use Neoforma’s solutions to improve the efficiency of the business they conduct with VHA and UHC member hospitals.

“Our ongoing relationship with Novation, VHA and UHC remains extremely strong and their member hospitals continue to adopt our solutions to solve their supply chain challenges,” says Bob Zollars, chairman and chief executive officer of Neoforma. “We are currently in discussions to update the agreement to provide greater simplicity and clarity, while maintaining the operating momentum we have generated together over the past three years.”

On a GAAP basis, taking the $700,000 deferral into account, Neoforma reported total revenue of $2.6 million, loss from operations of $16.8 million, net loss of $17.1 million and net loss per share of $0.97, as compared to the previously announced $3.3 million, $16.1 million, $16.4 million and $0.93 per share, respectively. On an adjusted basis, reflecting the deferral, Neoforma reported total revenue of $19.6 million, EBITDA of $4.8 million, adjusted net income of $4.5 million and adjusted net income per share of $0.26, as compared to the previously announced $20.3 million, $5.5 million, $5.2 million and $0.30 per share, respectively.

In addition to Neoforma’s consolidated financial statements presented in accordance with GAAP, the Company uses non-GAAP, or adjusted, measures of operating results, net income and net income per share, which are adjusted from results based on GAAP to exclude the application of EITF No. 01-9 and certain expenses, gains and losses. Neoforma management believes that the non-GAAP adjusted results provide added insight into the Company’s performance by focusing on results generated by the Company’s ongoing core operations. Neoforma’s full financial results for the first quarter on both a GAAP basis and an adjusted basis, as well as a reconciliation of adjusted results to GAAP results, are included in the attached financial statements and available in the investor relations section of the Company’s Web site at http://investor.neoforma.com.

About Neoforma

Neoforma is a leading supply chain management solutions provider for the healthcare industry. Through a unique combination of technology, information and services, Neoforma’s Web-based solutions propel collaboration between hospitals and suppliers, driving operational efficiencies and cost savings for each. The Company’s solutions include Neoforma Contract Management Solution™ (CMS), Neoforma Order Management Solution™ (OMS), Neoforma Data Management Solution™ (DMS) and Neoforma Materials Management Solution™ (MMS). Neoforma serves over 1,200 customers, including many of the leading hospitals, GPOs and suppliers.

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This news release contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements related to the estimated revenue Neoforma expects to receive from Novation during 2003, Neoforma’s likelihood of achieving the performance criteria under its Novation agreement and earning the maximum payments in every quarter, recognition of the revenue received from Novation on a straight-line basis, the anticipated revision of the Novation, VHA and UHC agreement, Neoforma’s leadership position, Neoforma’s efforts in assisting its hospital and supplier customers in creating efficiencies and reducing costs and the payments Neoforma expects to receive in 2003 from suppliers that use Neoforma solutions. There are a number of risks that could cause actual results to differ materially from those anticipated by these forward-looking statements. These risks include the willingness of hospitals and suppliers to accept Neoforma’s business model of providing supply chain management solutions for the healthcare industry, Neoforma’s ability to earn fees in future periods from Marketplace@Novation™ depends on Novation’s performance, the acceptance by suppliers of our solutions and fee model and the ability of Neoforma to manage its growth and related technological challenges. These risks and other risks are described in Neoforma’s periodic reports filed with the SEC, including its Form 10-K for the year 2002 and Form 10-Q for the quarter ended March 31, 2003. These statements are current as of the date of this release and Neoforma assumes no obligation to update the forward-looking information contained in this news release.

Neoforma is a trademark of Neoforma, Inc. Other Neoforma logos, product names and service names are also trademarks of Neoforma, Inc., which may be registered in other countries. Other product and brand names are trademarks of their respective owners.

Contacts:

Jen Reidy, Neoforma, media, 408.468.4189, jen.reidy@neoforma.com

Amanda Mogin, Neoforma, investors, 408.468.4251, amanda.mogin@neoforma.com

John Snyder, for Neoforma, investors, 206.262.0291, john@snyderir.com

NEOFORMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended March 31,
	2002	2003
REVENUE:
Marketplace revenue:
Related party, net of amortization of partnership costs of $13,892 and $17,003 for the three months ended March 31, 2002 and 2003, respectively	$—	$297
Other	329	238

Total Marketplace revenue	329	535
Trading Partner Services revenue	283	2,067

Total revenue	612	2,602
OPERATING EXPENSES:
Cost of services	2,189	1,378
Operations	3,389	5,142
Product development	3,733	4,743
Selling and marketing	3,368	4,977
General and administrative	3,634	2,967
Amortization of intangibles	—	147
Amortization of partnership costs	5,250	—
Restructuring	(68)	—
Write-down of non-marketable investments, net	(184)	—
Loss on divested business	59	—

Total operating expenses	21,370	19,354

Loss from operations	(20,758)	(16,752)
OTHER EXPENSE	(233)	(299)

Net loss	$(20,991)	$(17,051)

NET LOSS PER SHARE:
Basic and diluted	$(1.29)	$(0.97)

Weighted average shares—basic and diluted	16,326	17,540

In addition to our consolidated financial statements presented in accordance with Generally Accepted Accounting Principles (GAAP), Neoforma, Inc. uses non-GAAP, or adjusted, measures of operating results, net income and net income per share, which are adjusted from results based on GAAP to exclude the application of EITF No. 01-9 and certain expenses, gains and losses. Neoforma management believes that the non-GAAP adjusted results provide added insight into the Company's performance by focusing on results generated by the Company's ongoing core operations. Neoforma management uses the adjusted results when assessing the performance of its ongoing core operations, in making resource allocation decisions and for planning and forecasting. Incentive compensation for the Company, including management, is based on results on this basis. In addition, because we historically have reported adjusted results, we believe the inclusion of comparative numbers provides consistency in our financial reporting. The non-GAAP financial measures should be considered in addition to, not as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of the non-GAAP financial measures to their most directly comparable GAAP financial measures.

NEOFORMA, INC.

ADJUSTED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended March 31,
	2002	2003
REVENUE:
Marketplace revenue:
Related party	$13,892	$17,300
Other	329	238

Total Marketplace revenue	14,221	17,538
Trading Partner Services revenue	411	2,067

Total revenue	14,632	19,605
OPERATING EXPENSES:
Cost of services	1,807	1,265
Operations	2,758	2,290
Product development	3,024	4,251
Selling and marketing	2,664	4,500
General and administrative	2,238	2,454

Adjusted operating expenses	12,491	14,760

EBITDA	2,141	4,845
OTHER EXPENSE	(233)	(299)

Adjusted net income	$1,908	$4,546

ADJUSTED NET INCOME PER SHARE:
Basic	$0.12	$0.26

Weighted average shares—basic	16,326	17,540

(1)	These adjusted condensed consolidated statements of operations exclude the impact of EITF No. 01-9 and certain expenses, gains and losses. Under EITF No. 01-9, the Company offsets non-cash amortization of partnership costs against related party revenue in an amount equal to the lesser of the two in any period. Any amortization of partnership costs in excess of related party revenue in any period is classified as an operating expense. As a result of the adoption of EITF No. 01-9, the Company offset approximately $14.0 million and $17.0 million of amortization of partnership costs against related party revenue in its GAAP condensed consolidated statements of operations for the three months ended March 31, 2002 and 2003, respectively. As reclassifications, the application of EITF No. 01-9 had no impact on operating income, net income or net income per share. The excluded expenses, gains and losses consisted of depreciation, amortization of intangibles, amortization of deferred compensation, amortization of partnership costs, restructuring, write-down of non-marketable investments, net and loss on divested business.

NEOFORMA, INC.

RECONCILIATION OF ADJUSTED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS TO GAAP

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended March 31, 2003
	Adjusted Results	Excluded Expenses, Gains and Losses	Application of EITF No. 01-9	GAAP Allocations		GAAP Results As Reported
				Depreciation	Amortization of Deferred Compensation
REVENUE:
Marketplace revenue:
Related party	$17,300	$—	$(17,003)	$—	$—	$297
Other	238	—	—	—	—	238

Total Marketplace revenue	17,538	—	(17,003)	—	—	535
Trading Partner Services revenue	2,067	—	—	—	—	2,067

Total revenue	19,605	—	(17,003)	—	—	2,602
OPERATING EXPENSES:
Cost of Services	1,265	—	—	97	16	1,378
Operations	2,290	—	—	2,790	62	5,142
Product development	4,251	—	—	361	131	4,743
Selling and marketing	4,500	—	—	305	172	4,977
General and administrative	2,454	—	—	180	333	2,967

Adjusted operating expenses	14,760

EBITDA	4,845
Depreciation	—	3,733	—	(3,733)	—	—
Amortization of intangibles	—	147	—	—	—	147
Amortization of deferred compensation	—	714	—	—	(714)	—
Amortization of partnership costs	—	17,003	(17,003)	—	—	—

Total operating expenses		21,597	(17,003)	—	—	19,354

Loss from operations		(21,597)	—	—	—	(16,752)
OTHER EXPENSE	(299)	—	—	—	—	(299)

Net income (loss)	$4,546	$(21,597)	$—	$—	$—	$(17,051)

NET INCOME (LOSS) PER SHARE:
Basic	$0.26					$(0.97)

Weighted average shares—basic	17,540					17,540

	Three Months Ended March 31, 2002
	Adjusted Results	Excluded Expenses, Gains and Losses	Application of EITF No. 01-9	GAAP Allocations		GAAP Results As Reported
				Depreciation	Amortization of Deferred Compensation
REVENUE:
Marketplace revenue:
Related party	$13,892	$—	$(13,892)	$—	$—	$—
Other	329	—	—	—	—	329

Total Marketplace revenue	14,221	—	(13,892)	—	—	329
Trading Partner Services revenue	411	—	(128)	—	—	283

Total revenue	14,632	—	(14,020)	—	—	612
OPERATING EXPENSES:
Cost of Services	1,807	—	—	292	90	2,189
Operations	2,758	—	—	523	108	3,389
Product development	3,024	—	—	513	196	3,733
Selling and marketing	2,664	—	—	362	342	3,368
General and administrative	2,238	—	—	332	1,064	3,634

Adjusted operating expenses	12,491

EBITDA	2,141
Depreciation	—	2,022	—	(2,022)	—	—
Amortization of intangibles	—	—	—	—	—	—
Amortization of deferred compensation	—	1,800	—	—	(1,800)	—
Amortization of partnership costs	—	19,270	(14,020)	—	—	5,250
Restructuring	—	(68)	—	—	—	(68)
Write-down of non-marketable investments, net	—	(184)	—	—	—	(184)
Loss on divested business	—	59	—	—	—	59

Total operating expenses		22,899	(14,020)	—	—	21,370

Loss from operations		(22,899)	—	—	—	(20,758)
OTHER EXPENSE	(233)	—	—	—	—	(233)

Net income (loss)	$1,908	$(22,899)	$—	$—	$—	$(20,991)

NET INCOME (LOSS) PER SHARE:
Basic	$0.12					$(1.29)

Weighted average shares—basic	16,326					16,326

NEOFORMA, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except per share amounts)

(unaudited)

	December 31, 2002	March 31, 2003
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$23,277	$22,416
Short-term investments	1,305	952
Accounts receivable, net of allowance for doubtful accounts	1,828	1,471
Related party accounts receivable	800	800
Prepaid expenses and other current assets	3,357	2,868

Total current assets	30,567	28,507
PROPERTY AND EQUIPMENT, net	16,821	13,627
INTANGIBLES, net of amortization	2,610	2,462
GOODWILL	1,414	1,414
CAPITALIZED PARTNERSHIP COSTS, net of amortization	166,451	149,604
NON-MARKETABLE INVESTMENTS	83	83
RESTRICTED CASH	1,020	1,020
OTHER ASSETS	1,844	1,734

Total assets	$220,810	$198,451

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Notes payable, current portion	$4,000	$3,651
Accounts payable	3,803	2,056
Accrued payroll	7,776	2,470
Other accrued liabilities	4,288	3,428
Deferred revenue, current portion	3,027	3,425

Total current liabilities	22,894	15,030
DEFERRED RENT	623	637
DEFERRED REVENUE, less current portion	1,689	1,001
OTHER LIABILITIES	105	83
ACCRUED INTEREST ON RELATED PARTY NOTES PAYABLE	2,516	2,761
NOTES PAYABLE, less current portion:
Due to related party	14,000	14,000
Other	152	54

Total notes payable, less current portion	14,152	14,054
STOCKHOLDERS’ EQUITY:
Common Stock $0.001 par value:
Authorized—300,000 shares at March 31, 2003
Issued and outstanding: 17,691 and 17,867 shares at December 31, 2002 and March 31, 2003, respectively	18	18
Warrants	80	80
Additional paid-in capital	814,162	815,317
Notes receivable from stockholders	(6,460)	(5,457)
Deferred compensation	(2,649)	(1,702)
Unrealized loss on available-for-sale securities	—	—
Accumulated deficit	(626,320)	(643,371)

Total stockholders’ equity	178,831	164,885

Total liabilities and stockholders’ equity	$220,810	$198,451

NEOFORMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2002	2003
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(20,991)	$(17,051)
Adjustments to reconcile net loss to net cash used in operating activities:
Employee stock compensation	—	10
Provision for doubtful accounts	83	54
Depreciation and amortization of property and equipment	2,022	3,733
Amortization of intangibles	—	147
Amortization of partnership costs classified as an operating expense	5,250	—
Amortization of deferred compensation	1,800	714
Amortization of deferred debt costs	105	—
Loss on divested business	59	—
Accrued interest receivable on stockholder notes receivable	(18)	(17)
Accrued interest payable on related party notes payable	475	245
Change in assets and liabilities, net of divestitures:
Restricted cash	500	—
Accounts receivable	556	303
Prepaid expenses and other current assets	(1,584)	488
Other assets	6	110
Accounts payable	1,283	(1,747)
Accrued liabilities and accrued payroll	(2,643)	(5,649)
Deferred revenue	52	(290)
Deferred rent	37	14

Net cash used in operating activities	(13,008)	(18,936)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of marketable investments	—	(700)
Proceeds from the sale or maturity of marketable investments	—	1,053
Purchases of property and equipment	(1,112)	(538)

Net cash used in investing activities	(1,112)	(185)

CASH FLOWS FROM FINANCING ACTIVITIES:
Amortization of partnership costs offset against related party revenue	14,020	17,003
Repayments of notes payable	(911)	(447)
Cash received related to options exercised	78	149
Proceeds from the issuance of common stock under the employee stock purchase plan	276	506
Common stock repurchased, net of notes receivable issued to common stockholders	—	(2)
Collections of notes receivable from stockholders	5	1,051

Net cash provided by financing activities	13,468	18,260

Net decrease in cash and cash equivalents	(652)	(861)
Cash and cash equivalents, beginning of period	14,096	23,277

Cash and cash equivalents, end of period	$13,444	$22,416